U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 3, 2003


                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)



DELAWARE                      0-21743                           36-3680347
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(State or Other               (Commission File Number)       (IRS Employer
Jurisdiction                                                 Identification No.)
Incorporation)



      2201 SECOND STREET, SUITE 402, FORT MYERS, FLORIDA          33901
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     (Address of Principal Executive Offices)                   (Zip Code)

(239) 337-3434
-----------------------------
(Registrant's Telephone Number, including Area Code)

ITEM 5.  OTHER EVENTS.

On July 25, 2003, NeoMedia Technologies, Inc. ("NeoMedia") signed a non-binding letter of intent to acquire and merge with Secure Source Technologies ("SST") of Silver Spring, Maryland, including the acquisition of seven U.S. and Canadian patents with Homeland Security and wireless industry applications. On October 3, 2003, NeoMedia and SST signed a definitive merger document (see Exhibit 3.1) and consummated the merger on October 8, 2003. Pursuant to the Merger Agreement dated October 3, 2003, NeoMedia issued 3,500,000 shares of NeoMedia's common stock in exchange for all of the outstanding shares of SST. The two companies will centralize administrative and management functions at NeoMedia's headquarters in Fort Myers, Florida.

Among SST's assets being purchased by NeoMedia are the following eight patents:

     o    US Patent #5,456,498
     o    US Patent #4,588,211
     o    US Patent #6,530,601
     o    US Patent #6,315,329
     o    US Patent #6,089,610
     o    US Patent #4,634,148
     o    US Patent #4,724,309
     o    Canadian Patent #CA 1241037, Application #453664

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

ITEM 7.  EXHIBITS.

 Exhibit
 Document
 --------

   99.1      Merger Agreement between NeoMedia
             Technologies, Inc., and Secure Source
             Technologies, Inc., dated October 3, 2003

   99.2      Press release dated October 8, 2003

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

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NeoMedia Technologies, Inc.
                                          ---------------------------
                                                (Registrant)

Date: October 8, 2003                           By:/s/ Charles T. Jensen
      ---------------                              ----------------------

                                                Charles T. Jensen, President,
                                                Chief Operating Officer, Acting
                                                Chief Executive Officer and
                                                Director

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